                                             UAM Funds
                                             Funds for the Informed Investor/sm/


MJI International Equity Portfolio
Annual Report                                                     April 30, 2000


                                                                          UAM(R)

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
                                             APRIL 30, 2000

-------------------------------------------------------------------------------
                               TABLE OF CONTENTS
-------------------------------------------------------------------------------
Shareholders' Letter......................................................    1

Portfolio of Investments..................................................    6

Statement of Assets and Liabilities.......................................   11

Statement of Operations...................................................   12

Statement of Changes in Net Assets........................................   13

Financial Highlights......................................................   14

Notes to Financial Statements.............................................   16

Report of Independent Accountants.........................................   22

-------------------------------------------------------------------------------

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO


--------------------------------------------------------------------------------

April 30, 2000

Dear Shareholders:

Performance

The year to April 2000 saw some spectacular returns generated in individual stocks and markets. Those returns were driven by two key developments: the continuation of better than expected growth in the US and the boom in "new economy" and Internet related stocks. A further feature, which no doubt was also significant, was the injection of liquidity into global financial markets in late 1999, intended to tide them over Y2K. As it happened, the event passed without incident and the additional liquidity was withdrawn in the early months of 2000. This coincided with a general tightening of monetary conditions stemming from the US and no doubt played its part in the market correction, which then took place. The Fund weathered the year well and delivered a return of 20.07% versus 13.89% for the benchmark MSCI EAFE Index.

Economic and Market Review

The virtue of strong growth in the US was that demand spilled into the international markets, helping to lift several economies out of recession. This was especially true for Europe which also benefited from the weak euro. The depreciation of the euro throughout the year enhanced the competitive position of European exports, which stimulated manufacturing in the core economies, Germany, Italy, the Netherlands and Spain. Through 1999 growth projections were increased and have continued to rise in the current year. The focus on "TMT" (telecoms, media and technology) also came through in several of the European markets. In Germany, Mannesmann, the telecoms group, was the subject of a hostile bid from the UK mobile phone group, VodafoneAirTouch while there was heavy demand for the handset makers, Nokia in Finland and Ericsson in Sweden. With strong returns in Germany, Italy, the Netherlands and Spain the portfolio outperformed the continental European portion of the MSCI EAFE Index with a return of 21.9% versus 17.7%. With already vigorous growth and much higher interest rates, the UK was the worst performing of the European markets with a return of -6.5%. Stock selection underperformed this figure but the managers were cautious on the market with only a half weight in the portfolio.

The theme in the Japanese market through the year was the anticipation of a return to growth. The managers concurred with this view and from the outset, had a full commitment to the area. As statistics supported the progress of recovery, funds

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO


--------------------------------------------------------------------------------

underweight in Japan became heavy buyers, lifting stock prices and the currency at the same time. Again, the focus was on technology and companies such as Fujitsu, a leading supplier of networking products as well as computers and Matsushita Communications, the dominant manufacturer of handsets. When the government reported two quarters of declining GDP to the end of 1999 investors became concerned that activity in the economy could not be sustained in the absence of further heavy government support, a view recently reinforced by the IMF. However, through the period to the end of April, Japan was one the best performing EAFE markets with a return of 29.5%. With excellent stock selection, the portfolio return in Japan was 66.9%.

The benchmark for the Far East excluding Japan returned 2.3% for the year. Although the portfolio achieved strong returns in Hong Kong, all other areas lagged their benchmarks due to the small number of holdings and the exceptional volatility of individual stocks. By the end of the period, rising US interest rates and the weakness in TMT had left their mark.

Investment Strategy

During the year the focus of the portfolio was on Japan and Continental Europe and Japan was key to the portfolio return. We were early to close out the underweight exposure to Japan and in the correct sectors of the market. In Japan, TMT stocks led the way for most of the year, only coming off their peaks in the final four months. It was important to be early into this market in 1999 to secure the benefit of both the stock appreciation and the rise in the currency. Late in the year, progress was only modest. Europe was the mirror image of Japan. Individual stocks performed throughout the year but the lift in the core markets gathered strength in the later months in response to the lower currency as much as the thirst for TMT. A substantial holding in Mannesmann through the bid process boosted returns. The sale of the stock in the market just prior to the closure of the bid was well timed. Both Mannesmann and VodafoneAirtouch drifted off in the subsequent period.

Market Outlook

After the end of the Fund's fiscal year the correction to markets deepened. TMT stocks were particularly severely hit on fears that persistent growth would lead to yet higher interest rates and tighter monetary conditions. There was some relief when data out of the US pointed to a moderating in the pace of growth, indicating that the squeeze by the Federal Reserve Board (the Fed) is taking effect. If growth is indeed slowing, the Fed may exercise little more in the way of tightening and markets will be able to look forward to a "soft landing".

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO


--------------------------------------------------------------------------------

Under these conditions we believe that markets will be able to achieve modest progress through the remainder of the year. Two issues of concern are the rising oil price, which acts as a tax on both manufacturers and consumers, and the rate of growth in the Japanese economy. The OPEC meeting early in the year agreed to increase output to ease the pressure on supply. This allowed the oil price to fall to the mid $20s per barrel but recently it has crept up again to close to $30. In Japan recovery appears to be as elusive as ever. Bankruptcies are still common and consumer confidence is low. Although progress on corporate restructuring is being made, the results will take time to come through. While investors bought Japanese assets during 1999 in the hope of recovery, they may need to see the fruits of that change in 2000 to commit additional assets to this market.

The focus in the portfolio will therefore remain on Europe. It is clear that the weakness of the Euro versus the US dollar through 1999 has helped to stimulate exports and manufacturing and lifted growth. With the possibility that US growth and the interest rate cycle may have peaked, the prospects of a recovery in the value of the Euro have greatly improved, enhancing the potential returns of this region. Meanwhile, rationalization and the focusing of operations in European companies will continue to improve earnings. At the same time, the evolution of the equity culture will help to ensure attractive investment opportunities in a broader range of successful companies, including those in the "new economy".





/s/ Andrew Preston

Andrew Preston
Portfolio Manager
Murray Johnstone International


                          Ten Largest Equity Holdings
                      (as a percentage of the Portfolio)

     1. Nokia (3.1%)                6. ENI (2.0%)
     2. Vivendi (2.4%)              7. Novartis, Registered (2.0%)
     3. Cap Gemini (2.2%)           8. Bayer (2.0%)
     4. Telecom Italia (2.2%)       9. TDK (2.0%)
     5. Siemens (2.0%)             10. Marschollek Lautenschlaeger, Preferred
                                       (1.8%)

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO


--------------------------------------------------------------------------------


   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.


   There are no assurances that a portfolio will meet its stated objectives.

  A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.



                     Definition of the Comparative Indices
                     -------------------------------------

Morgan Stanley Capital International EAFE Index is an unmanaged index comprised of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO


--------------------------------------------------------------------------------

Growth of a $10,000 Investment

                             [CHART APPEARS HERE]

 * Beginning of operations. Index comparisons begin on 9/30/94.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

 + The graph presents the performance of the Institutional Class shares. The performance of the Institutional Service Class shares will vary based upon the different inception date and fees (including 12b-1 fees) assessed to that class.


   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or
                        less than their original cost.

     A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              APRIL 30, 2000

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 88.2%

                                                       Shares           Value
                                                     ----------       ----------
Australia -- 0.6%
   National Australia Bank ......................        19,000       $  259,998
                                                                      ----------
Belgium -- 0.7%
   Fortis, Series B .............................        11,178          282,755
                                                                      ----------
Denmark -- 0.7%
   Novo-Nordisk, Series B .......................         2,183          293,260
                                                                      ----------
Finland -- 4.1%
   Nokia ........................................        22,454        1,290,606
   Sonera .......................................         6,659          366,974
                                                                      ----------
                                                                       1,657,580
                                                                      ----------
France -- 9.6%
   Banque Nationale de Paris ....................          8,393         679,657
   Cap Gemini ...................................          4,710         926,713
   Equant ADR* ..................................          4,100         319,800
   France Telecom ...............................          2,188         339,217
   Total Fina Elf ...............................          4,468         679,267
   Vivendi ......................................         10,140       1,004,934
                                                                     -----------
                                                                       3,949,588
                                                                     -----------
Germany -- 7.2%
   Bayer ........................................         19,500         809,084
   Dresdner Bank ................................         14,639         608,061
   Epcos* .......................................          4,960         702,559
   Siemens ......................................          5,674         838,839
                                                                     -----------
                                                                       2,958,543
                                                                     -----------
Hong Kong -- 1.5%
   Cheung Kong ..................................         50,000         597,026
                                                                     -----------
Ireland -- 1.4%
   Allied Irish Banks ...........................         59,062         590,450
                                                                     -----------
Italy -- 6.9%
   ENI ..........................................        167,844         836,303
   RAS ..........................................         34,300         351,181
   Telecom Italia ...............................         64,347         901,478
   Telecom Italia Mobile ........................         79,071         756,271
                                                                     -----------
                                                                       2,845,233
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              APRIL 30, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                            Shares       Value
                                                          ----------  ----------
Japan-- 25.2%
   Fuji Machine..........................................      8,700  $  604,524
   Fuji Photo Film.......................................     15,000     600,944
   Kurita Water Industries...............................     31,000     675,472
   Matsumoto Kenko.......................................        400       1,813
   Matsushita Communications.............................      4,000     626,943
   Mitsui & Co...........................................     81,000     600,305
   Nippon Comsys.........................................     34,000     657,476
   NTT DoCoMo............................................         18     601,221
   Olympus Optical.......................................     41,000     672,206
   Omron.................................................     22,000     598,446
   Rohm..................................................      1,700     569,393
   Secom.................................................      7,000     586,788
   Sharp.................................................     31,000     598,029
   Sumitomo Bank.........................................     41,000     512,500
   Takefuji..............................................      3,800     401,869
   TDK...................................................      6,000     803,294
   Uni-Charm.............................................      8,900     602,776
   Yamanouchi Pharmaceutical.............................     12,000     633,975
                                                                      ----------
                                                                      10,347,974
                                                                      ----------
Netherlands-- 4.8%
   Aegon.................................................      7,587     546,314
   Elsevier..............................................     35,698     347,935
   Fortis................................................      9,598     241,826
   Philips Electronics...................................      7,220     322,719
   Unilever..............................................     10,798     491,401
                                                                     -----------
                                                                       1,950,195
                                                                     -----------
New Zealand-- 1.7%
   Carter Holt Harvey....................................    218,000     184,011
   Telecom Corporation of New Zealand....................    118,000     498,011
                                                                     -----------
                                                                         682,022
                                                                     -----------
Singapore-- 2.7%
   City Developments.....................................     71,000     322,444
   Natsteel Electronics..................................     47,000     269,909
   Overseas Chinese Banking..............................     41,000     281,102
   Singapore Press Holdings..............................     11,200     219,209
                                                                     -----------
                                                                       1,092,664

                                                                     -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              APRIL 30, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                             Shares      Value
                                                           ---------  ----------
Spain -- 2.8%
   Banco Bilbao Vizcaya Argentaria.......................     42,896  $  586,109
   Union Electrica Fenosa................................     29,874     573,362
                                                                      ----------
                                                                       1,159,471
                                                                      ----------
Sweden -- 2.9%
   Ericsson, Series B....................................      7,217     644,563
   SKF, Series B.........................................     26,053     560,543
                                                                      ----------
                                                                       1,205,106
                                                                      ----------
Switzerland -- 5.0%
   Novartis, Registered..................................        584     818,177
   Roche Holding.........................................         49     513,225
   Zurich Allied, Registered.............................      1,672     712,751
                                                                      ----------
                                                                       2,044,153
                                                                      ----------
United Kingdom -- 10.4%
   Abbey National........................................      9,600     109,077
   Autonomy*.............................................      1,000     133,000
   Barclays..............................................     12,300     313,709
   BP Amoco..............................................     26,100     224,797
   British Aerospace.....................................     39,900     244,185
   British Telecommunications............................     19,700     352,201
   Energis*..............................................      3,000     147,670
   Freeserve*............................................     11,100      62,069
   GKN...................................................     16,800     231,724
   Lloyds TSB Group......................................     24,400     238,012
   Man Group.............................................     21,900     168,893
   Norwich Union.........................................     30,000     204,334
   P&O...................................................     21,300     209,758
   Rio Tinto.............................................     12,000     185,461
   Sage Group............................................     11,200     123,691
   Shell Transport & Trading.............................     34,900     283,244
   SmithKline Beecham....................................     23,400     319,306
   Telewest Communications*..............................     19,100     115,778
   Vodafone AirTouch.....................................    129,300     591,470
                                                                      ----------
                                                                       4,258,379
                                                                      ----------
   Total Common Stocks
      (Cost $30,713,838).................................             36,174,397
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              APRIL 30, 2000

--------------------------------------------------------------------------------

PREFERRED STOCKS - 2.8%

                                                           Shares       Value
                                                         ----------   ----------
Australia -- 0.9%
   News Corporation ....................................     35,000   $  376,050
                                                                      ----------
Germany -- 1.9%
   Marschollek Lautenschlaeger .........................      1,436      761,287
                                                                      ----------
   TOTAL PREFERRED STOCKS
      (Cost $629,740) ..................................               1,137,337
                                                                      ----------

SHORT-TERMINVESTMENT -- 9.9%

                                                                                Face
                                                                               Amount           Value
                                                                           ------------     ------------
REPURCHASEAGREEMENT -- 9.9%
   Chase Securities, Inc. 5.65%, dated 04/28/00,
      due 05/01/00, to be repurchased at $4,079,920,
      collateralized by $4,469,279 of a U.S. Treasury
      Note valued at $4,078,090 (Cost $4,078,000) ......................   $  4,078,000     $  4,078,000
                                                                                            ------------
   Total Investments -- 100.9%
      (Cost $35,421,578) (a) ...........................................                      41,389,734
                                                                                            ------------
   Other Assets and Liabilities, Net-- (0.9%) ..........................                        (352,851)
                                                                                            ------------
   Total Net Assets -- 100.0% ...........................................                   $ 41,036,883
                                                                                            ============

   *  Non-Income Producing Securities
 ADR  American Depositary Receipt
 (a) The cost for federal income tax purposes was $35,421,578. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $5,968,156. This consisted of aggregate unrealized appreciation for all securities of $7,272,109 and aggregate gross unrealized depreciation for all securities of $1,303,953.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              APRIL 30, 2000

--------------------------------------------------------------------------------

At April 30, 2000, sector diversification of the Portfolio was as follows:


                                                   % of            Market
Sector Diversification (Unaudited)               Net Assets        Value
                                                ------------    ------------
Aerospace & Defense...........................           0.6%   $    244,185
Automotive....................................           0.6         231,724
Banking.......................................          10.2       4,178,675
Chemicals.....................................           2.0         809,084
Commercial Services...........................           2.4       1,004,934
Computers.....................................           5.0       2,049,807
Distribution Services.........................           1.5         600,305
Electric Power................................           1.4         573,362
Electronics...................................           7.5       3,078,449
Engineering...................................           1.6         657,476
Environmental Services........................           1.6         675,472
Financial Services............................           7.6       3,126,126
Food..........................................           1.2         491,401
Insurance.....................................           4.4       1,814,581
Machinery.....................................           1.5         604,524
Manufacturing.................................           2.0         840,652
Media.........................................           2.6       1,058,972
Metals........................................           1.5         560,543
Mining........................................           0.5         185,461
Oil & Gas.....................................           4.9       2,023,611
Paper Products................................           1.9         786,787
Pharmaceuticals...............................           5.0       2,064,718
Photographic Equipment........................           3.1       1,273,150
Real Estate...................................           2.2         919,470
Semiconductors................................           1.4         569,393
Software......................................           0.8         318,760
Telecommunications............................          15.5       6,360,354
Transportation................................           0.5         209,758
                                                ------------    ------------
Total Investments.............................          91.0%   $ 37,311,734
Repurchase Agreement..........................           9.9       4,078,000
Other Assets and Liabilities..................          (0.9)       (352,851)
                                                ------------    ------------
Net Assets....................................         100.0%   $ 41,036,883
                                                ============    ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              APRIL 30, 2000

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost.........................................   $35,421,578
                                                                ===========

Investments, at Value -- Note A..............................   $41,389,734
Receivable for Portfolio Shares Sold.........................        92,337
Receivable for Investments Sold.............................         84,193
Dividends Receivable.........................................        76,710
Foreign Withholding Tax Reclaim Receivable...................        24,882
Other Assets.................................................         4,102
                                                                -----------
  Total Assets...............................................    41,671,958
                                                                -----------
Liabilities
Payable to Custodian Bank -- Note D..........................       346,225
Payable for Investments Purchased............................       214,938
Payable for Investment Advisory Fees -- Note B...............        14,758
Payable for Custodian Fees -- Note D.........................        14,750
Payable for Administrative Fees -- Note C....................        12,279
Payable for Portfolio Shares Redeemed........................         2,111
Payable for Distribution and Service Fees -- Note E..........         1,807
Payable for Trustees' Fees -- Note F.........................           150
Other Liabilities............................................        28,057
                                                                -----------
  Total Liabilities..........................................       635,075
                                                                -----------
Net Assets...................................................   $41,036,883
                                                                ===========

Net Assets Consist of:
Paid in Capital..............................................   $29,507,615
Accumulated Net Realized Gain................................     5,564,479
Unrealized Appreciation......................................     5,964,789
                                                                -----------
Net Assets...................................................   $41,036,883
                                                                ===========

Institutional Class Shares
Net Assets...................................................   $38,269,590
                                                                ===========

Net Asset Value, Offering and Redemption Price Per Share
  2,689,024 shares outstanding (Unlimited authorization,
  no par value)..............................................   $     14.23
                                                                ===========

Institutional Service Class Shares
Net Assets...................................................   $ 2,767,293
                                                                ===========

Net Asset Value, Offering and Redemption Price Per Share
  195,635 shares outstanding (Unlimited authorization,
  no par value)..............................................   $     14.15
                                                                ===========


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              FOR THE YEAR ENDED APRIL 30, 2000

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends........................................................ $   375,437
Interest.........................................................     130,794
Less Foreign Taxes Withheld......................................     (31,114)
                                                                   ----------
  Total Income...................................................     475,117
                                                                   ----------

Expenses
Investment Advisory Fees -- Note B...............................     253,648
Administrative Fees -- Note C....................................     143,476
Custodian Fees -- Note D.........................................      46,694
Printing Fees....................................................      32,306
Filing and Registration Fees.....................................      24,417
Distribution and Service Fees -- Note E..........................      18,096
Audit Fees.......................................................      17,788
Trustees' Fees -- Note F.........................................       3,395
Legal Fees.......................................................       1,721
Amortization of Organization Expense -- Note A...................         737
Other Expenses...................................................      51,593
Investment Advisory Fees Waived -- Note B........................     (47,760)
                                                                   ----------
  Net Expenses Before Expense Offset.............................     546,111
Expense Offset -- Note A.........................................      (8,323)
                                                                   ----------
  Net Expenses After Expense Offset..............................     537,788
                                                                   ----------

Net Investment Loss..............................................     (62,671)
                                                                   ----------
Net Realized Gain (Loss) on:
  Investments....................................................   8,700,615
  Foreign Currency Transactions..................................     (11,387)
                                                                   ----------
Net Realized Gain on Investments and Foreign Currency
 Transactions....................................................   8,689,228
                                                                   ----------

Net Change in Unrealized Appreciation (Depreciation) on:
  Investments....................................................  (2,803,034)
  Foreign Currency Translations..................................      (3,031)
                                                                   ----------
Net Change in Unrealized Appreciation (Depreciation).............  (2,806,065)
                                                                   ----------
Net Gain on Investments and Foreign Currency.....................   5,883,163
                                                                   ----------
Net Increase in Net Assets Resulting From Operations............. $ 5,820,492
                                                                   ==========


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                              Year              Year
                                                                             Ended             Ended
                                                                            April 30,        April 30,
                                                                              2000             1999
                                                                        ------------        -----------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income Gain (Loss).................................    $    (62,671)      $     27,713
   Net Realized Gain.................................................       8,689,228            176,881
   Net Change in Unrealized Appreciation (Depreciation)..............      (2,806,065)         1,915,161
                                                                         ------------       ------------
   Net Increase in Net Assets Resulting from Operations..............       5,820,492          2,119,755
                                                                         ------------       ------------
Distributions:
   Net Investment Income:
     Institutional Class.............................................              --           (112,247)
     Institutional Service Class.....................................              --            (64,417)
   Net Realized Gain:
     Institutional Class.............................................      (2,207,890)          (379,404)
     Institutional Service Class.....................................        (714,992)          (328,833)
                                                                         ------------       ------------
   Total Distributions...............................................      (2,922,882)          (884,901)
                                                                         ------------       ------------
Capital Share Transactions: (Note I)
Institutional Class:
   Issued............................................................      29,035,824          9,476,029
   In Lieu of Cash Distributions.....................................       1,186,008            245,807
   Redeemed..........................................................     (15,111,036)       (21,920,546)
                                                                         ------------       ------------
   Net Increase (Decrease) from Institutional Class Shares...........      15,110,796        (12,198,710)
                                                                         ------------       ------------
Institutional Service Class:
   Issued............................................................       2,156,580         12,724,045
   In Lieu of Cash Distributions.....................................         714,992            393,250
   Redeemed..........................................................     (11,240,266)       (10,303,117)
                                                                         ------------       ------------
   Net Increase (Decrease) from Institutional Service Class Shares...      (8,368,694)         2,814,178
                                                                         ------------       ------------
   Net Increase (Decrease) from Capital Share Transactions...........       6,742,102         (9,384,532)
                                                                         ------------       ------------
     Total Increase (Decrease).......................................       9,639,712         (8,149,678)
                                                                         ------------       ------------
   Net Assets:
   Beginning of Year.................................................      31,397,171         39,546,849
                                                                         ------------       ------------
   End of Period (including undistributed net investment income (loss)
     of $0 and $(33,224), respectively)..............................    $ 41,036,883       $ 31,397,171
                                                                         ============       ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                            Institutional Class

                                          ------------------------------------------------------------

                                                            Years Ended April 30,

                                          ------------------------------------------------------------
                                             2000++     1999++      1998         1997        1996
                                           ---------   ---------  ---------   ----------  -----------
Net Asset Value, Beginning of Period....   $   12.85    $  12.29   $  10.65    $   10.27   $     9.50
                                          ----------   ---------  ---------   ----------  -----------
Income from Investment Operations
   Net Investment Income (Loss).........       (0.01)       0.03       0.07         0.06         0.07
   Net Realized and Unrealized
     Gain...............................        2.59        0.82       2.02         0.42         0.75
                                          ----------   ---------  ---------   ----------  -----------
   Total from Investment Operations.....        2.58        0.85       2.09         0.48         0.82
                                          ----------   ---------  ---------   ----------  -----------
Distributions
   Net Investment Income................          --       (0.07)     (0.04)       (0.01)          --
   In Excess of Net Investment Income...          --          --         --           --        (0.03)
   Net Realized Gain....................       (1.20)      (0.22)     (0.41)       (0.09)       (0.02)
                                          ----------   ---------  ---------   ----------  -----------
   Total Distributions..................       (1.20)      (0.29)     (0.45)       (0.10)       (0.05)
                                          ----------   ---------  ---------   ----------  -----------
Net Asset Value, End of Period..........   $   14.23    $  12.85   $  12.29    $   10.65   $    10.27
                                          ==========   =========  =========   ==========  ===========
Total Return+...........................       20.07%       7.17%     20.39%        4.67%        8.67%
                                          ==========   =========  =========   ==========  ===========
Ratios and Supplemental Data
   Net Assets, End of Period
     (Thousands)........................   $  38,270    $ 21,006   $ 32,296    $  28,818   $    8,592
   Ratio of Expenses to Average
     Net Assets.........................        1.56%       1.50%      1.50%        1.50%        1.45%
   Ratio of Net Investment Income
     (Loss) to Average Net Assets.......       (0.11)%      0.21%      0.60%        0.68%        0.88%
   Portfolio Turnover Rate..............          85%         48%        80%          47%          59%

  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 ++ Per share amounts are based on average outstanding shares.

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                          Institutional Service Class
                                          ------------------------------------------------------------

                                                                                         December 31,
                                                       Years Ended April 30,               1996***
                                          -----------------------------------------     April 30,  to
                                              2000++        1999++          1998            1997
                                          -----------    ------------     ---------     --------------
Net Asset Value, Beginning
   of Period...........................    $    12.81     $     12.26      $  10.65      $       10.53
                                          -----------    ------------     ---------     --------------
Income from Investment Operations
   Net Investment Income (Loss)........         (0.07)          (0.01)         0.04               0.01
   Net Realized and Unrealized
     Gain..............................          2.61            0.82          2.02               0.11
                                          -----------    ------------     ---------     --------------
   Total from Investment
     Operations........................          2.54            0.81          2.06               0.12
                                          -----------    ------------     ---------     --------------
Distributions
   Net Investment Income...............            --           (0.04)        (0.04)                --
   Net Realized Gain...................         (1.20)          (0.22)        (0.41)                --
                                          -----------    ------------     ---------     --------------
   Total Distributions.................         (1.20)          (0.26)        (0.45)                --
                                          -----------    ------------     ---------     --------------

Net Asset Value, End of  Period........    $    14.15     $     12.81   $     12.26      $       10.65
                                          -----------    ------------     ---------     --------------
Total Return...........................         19.81%+          6.90%+       20.11%+             1.14%**
                                          -----------    ------------     ---------     --------------
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)..    $    2,767     $    10,391      $  7,251      $       3,920
Ratio of Expenses to Average Net Assets          1.83%           1.75%         1.75%              1.76%*
Ratio of Net Investment Income (Loss)
   to Average Net Assets...............         (0.48)%         (0.12)%        0.29%              0.59%*
Portfolio Turnover Rate................            85%             48%           80%                47%

  *  Annualized
 **  Not Annualized
***  Inception of Institutional Service Class Shares.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 ++  Per share amounts are based on average outstanding shares.

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO


--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The MJI International Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At April 30, 2000, the UAM Funds were comprised of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio currently offers two separate classes of shares-Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Both classes of shares have identical voting rights (except Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolio is to provide maximum total return, including both capital appreciation and current income, by investing primarily in the common stocks of companies based outside of the United States.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

          1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid quoted on such day. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by a pricing vendor. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

          2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code

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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO


--------------------------------------------------------------------------------

     and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

          The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

          3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

          4. Foreign Currency Translation: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes receivable recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO


--------------------------------------------------------------------------------

          5. Forward Foreign Currency Exchange Contracts: The Portfolio may enter into forward foreign currency exchange contracts to hedge the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default.

          6. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, deferred organization costs and the timing of the recognition of gains or losses on investments.

          Permanent book and tax differences, due to net operating losses and realized exchange gain (loss), resulted in reclassifications of $95,895 to increase undistributed net investment income and $95,895 to decrease accumulated net investment gain.

         Permanent book-tax differences, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

          7. Organization Costs: Costs incurred by the Portfolio in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period. Any costs incurred in the organization of new funds are expensed as incurred.

          8. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO


--------------------------------------------------------------------------------

     of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Murray Johnstone International Ltd., (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, excluding interest expense and after the effect of expense offset arrangements, from exceeding 1.50% and 1.75% of average daily net assets of the Portfolio's Institutional Class Shares and Institutional Service Class Shares, respectively.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Funds Serivces ("SEI"), a wholly-owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center, ("UAMSSC") affiliate of UAM, to assist in providing certain services to the Portfolio.

     Pursuant to the Agreement, the Portfolio pays the Administrator 0.093% per annum of the average daily net assets of the Portfolio, an annual base fee of $94,250, and a fee based on the number of active shareholder accounts.

     For the year ended April 30, 2000, the Administrator was paid $143,476, of which $25,006 was paid to SEI for their services, $27,144 to DST for their services, and $13,982 to UAMSSC for their services.

     Prior to November 1, 1999, Chase Global Fund Serivces Company ("CGFSC") served as the portfolio's sub-administrator. For its services CGFSC received $36,166.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO


--------------------------------------------------------------------------------

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement.

     E.   Distribution Services: UAM Fund Distributors, Inc. (the
     "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

          The Portfolio has adopted Distribution and Service Plans (the "Plans") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Service Class Shares may not incur distribution and service fees which exceed an annual rate of 0.75% of the net assets of that class of shares, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Portfolio's net assets. The Portfolio's Service Class Shares are not currently making payments for distribution fees, however the Portfolio does pay service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agents.

     F. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

     G. Purchases and Sales: For the year ended April 30, 2000, the Portfolio made purchases of $28,095,724 and sales of $26,455,918 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

     H. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended April 30, 2000, the Portfolio had no borrowings under the agreement.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO


--------------------------------------------------------------------------------

     I. Capital Share Transactions: Transactions in capital shares for the Portfolio, by class, were as follows:

                                                       Institutional           Institutional Service
                                                       Class Shares                Class Shares
                                                ------------------------      ------------------------
                                                     Year          Year            Year           Year
                                                     Ended         Ended           Ended          Ended
                                                   April 30,     April 30,       April 30,      April 30,
                                                     2000          1999            2000           1999
                                                ----------     ----------       ----------    ----------
     Shares Issued...........................    2,068,798        796,824          153,469     1,048,325
     In Lieu of Cash Distributions...........       83,229         21,154           50,423        33,930
     Shares Redeemed.........................   (1,098,314)    (1,811,036)        (819,733)     (862,454)
                                                ----------     ----------       ----------    ----------
     Net Increase (Decrease) from
       Capital Share Transactions............    1,053,713       (993,058)        (615,841)      219,801
                                                ==========     ==========       ==========    ==========

     J. Other: At April 30, 2000 the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each class of shares was as follows:

                                                   No. of         % Ownership
                                                Shareholders    of Share Class
                                                ------------    --------------
     Institutional Class Shares...............        2               78%
     Service Class Shares.....................        4              100%

          At April 30, 2000, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

          Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO


--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
MJI International Equity Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MJI International Equity Portfolio (one of the portfolios constituting UAM Funds Trust, hereafter referred to as the "Fund") at April 30, 2000 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
June 14, 2000

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO


--------------------------------------------------------------------------------

Federal Income Tax Information: (Unaudited)

The MJI International Equity Portfolio hereby designates $1,871,326 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its federal income tax return.

For the fiscal year ended April 30, 2000, gross income derived from sources within foreign countries amounted to $376,375 for the Portfolio.

                                     NOTES

                                     NOTES

UAM FUNDS                                     MJI International equity Portfolio

--------------------------------------------------------------------------------

Officers and Trustees

Norton H. Reamer                               William H. Park
Trustee, President and Chairman                Vice President

John T. Bennett, Jr.                           Gary L. French
Trustee                                        Treasurer

Nancy J. Dunn                                  Robert R. Flaherty
Trustee                                        Assistant Treasurer

Philip D. English                              Robert J. Della Croce
Trustee                                        Assistant Treasurer

William A. Humenuk                             Martin J. Wolin, Esq.
Trustee                                        Secretary

James P. Pappas                                Theresa DelVecchio
Trustee                                        Assistant Secretary

Peter M. Whitman, Jr.
Trustee

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Murray Johnstone International Ltd.
7 West Nile Street
Glasgow, Scotland G12PX

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110


                                                -------------------------------
                                                 This report has been prepared
                                                 for shareholders and may be
                                                 distributed to others only if
                                                 preceded or accompanied by a
                                                 current prospectus
                                                -------------------------------